Income Tax	12 Months Ended
Dec. 31, 2017
Notes
Income Tax

Note 5:  Income Tax

The Company is included in the consolidated federal income tax return filed by CMHC, the Company’s ultimate parent. The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year. Federal income taxes recoverable from affiliate reported on the balance sheet are due from CMFG Life.

Income Tax Expense

Income tax expense for the years ended December 31 is as follows:

	2017	2016	2015

Current tax expense (benefit)	$ 481	$ 647	$ 1,451
Deferred tax expense	193	240	(2)
Adjustment of deferred tax assets and liabilities
for enacted rate change	49	-	-

Total income tax expense	$ 723	$ 887	$ 1,449

Reconciliation to U.S. Tax Rate

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes due to the items listed in the following reconciliation:

	2017		2016		2015
	Amount	Rate	Amount	Rate	Amount	Rate

Tax expense computed at
federal corporate tax rate	$ 981	35.0%	$ 953	35.0%	$ 1,480	35.0%
Income tax expense (benefit)
related to prior years	(221)	(7.8)	(53)	(2.0)	(31)	(0.7)
Dividends-received deduction	(83)	(3.0)	(11)	(0.4)	-	-
Adjustment of deferred tax assets and
liabilities for enacted rate change	49	1.7	-	-	-	-
Other	(3)	(0.1)	(2)	(0.1)	-	-

Total income tax expense	$ 723	25.8%	$ 887	32.5%	$ 1,449	34.3%

Deferred Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2017 and 2016 are as follows:

	2017	2016

Deferred tax assets
Tax reserves method change	$ 15	$ 29
Unrealized investment losses	-	175
Accrued expenses	280	291
Deferred policy acquisition costs	291	391
Other	1	4

Gross deferred tax assets	587	890

Deferred tax liabilities
Investments	490	355
Deferred reinsurance expense	19	39
Unrealized investment gains	4	-
Other	-	1

Gross deferred tax liabilities	513	395

Net deferred tax asset	$ 74	$ 495

Valuation Allowance

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2017 and 2016, and based on that evaluation, the Company has determined it is more likely than not all deferred tax assets as of December 31, 2017 and 2016 will be realized. Therefore, a valuation allowance was not established.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

Balance at January 1	$ -	$ 1
Reductions for prior years' tax positions	-	(1)

Balance at December 31	$ -	$ -

There were no unrecognized tax benefits as of December 31, 2017 and 2016 that, if recognized, would affect the effective tax rate in future periods. Management does not anticipate a material change to the Company’s uncertain tax positions during 2018.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense in the statements of comprehensive income (loss). For the year ended December 31, 2017, the Company recognized a reduction in interest and penalties of approximately $5. The Company did not recognize any additions or reductions in interest and penalties for the years ended December 31, 2016 or 2015. The Company had accrued $2 and $7 for the payment of interest and penalties at December 31, 2017 and 2016, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CUNA Mutual Holding Company. The Company also files income tax returns in various states. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2013. Amended refund claims are expected to be filed for tax years 2010 and 2012 in early 2018, which will be subject to examination as part of the Joint Committee on Taxation approval process.

Other Tax Items

As of December 31, 2017 and 2016, the Company did not have any capital loss, operating loss or credit carryforwards.

Tax Reform

The Tax Act makes changes to the U.S. tax code, including, but not limited to, (1) reducing the U.S. federal corporate tax rate to 21% effective January 1, 2018; (2) limiting the deductible interest expense; and (3) limiting the deductibility of certain executive compensation.

The SEC staff issued Staff Accounting Bulletin No. 118 ("SAB 118") to address the application of US GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act. The Company has completed its initial evaluation of the impacts of the Tax Act and has recorded a net tax expense of $49 for the period ended December 31, 2017 due to the remeasurement of deferred tax assets and liabilities.

Management believes it has made the appropriate adjustments for the impacts of the Tax Act at December 31, 2017. As a result of the subjective nature of these adjustments, however, additional adjustments may subsequently be determined to be necessary as clarification of the law and accounting guidance emerges. Additional adjustments will be recorded as appropriate and as determined by the Company’s continued evaluation of the Tax Act. In light of the variables involved, such additional adjustments could be material.